Nature of business and organization (Tables)	12 Months Ended
Mar. 31, 2022
Nature Of Business And Organization
Schedule of estimated fair value of major classes of assets acquired and liabilities

Fair Value ($)
Cash	4,644
Inventories	1,425,080
Amount due from a related party	151,362
Property, plant and equipment, net	5,873
Other assets	21,641
Net assets value	1,608,600

Goodwill	—
Total purchase consideration	1,608,600